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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 21, 1998

                          PEAK INTERNATIONAL LIMITED
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            (Exact name of registrant as specified in its charter)


        Bermuda                       0-29332                Not Applicable
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


  Units 3, 4, 5 and 7, 37th Floor,
Wharf Cable Tower, 9 Hoi Shing Road,
    Tsuen Wan N.T., Hong Kong                                      NA
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(Address of principal executive offices)                       (Zip Code)


                                (852) 2402-5100
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             (Registrant's telephone number, including area code)

                                   No Change
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          On December 21, 1998, Peak International Limited, a Bermuda corporation, ("Peak"), announced that it has appointed Donaldson, Lufkin & Jenrette to act as its financial advisor for the purpose of the consideration strategic alternatives open to Peak, including the consideration of the non-binding indication of interest regarding an acquisition of Peak previ ously announced. There can be no assurance that Peak will pursue any transaction.

Item 7.   Financial Statements and Exhibits.

          Peak files the following exhibit as part of this Current Report:

          Exhibit 99. Copy of the Press Release, dated December 21, 1998, issued by the Peak, publicly announcing the activities reported therein.


          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PEAK INTERNATIONAL LIMITED

Date: December 22, 1998             By:  /s/  JERRY MO
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                                      Jerry Mo
                                      Chief Financial Officer

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